            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-4 of the Seasons and Seasons Select II Variable Annuities for Variable Annuity Account Five of SunAmerica Annuity and Life Assurance Company of our report dated April 27, 2010, relating to the consolidated financial statements of SunAmerica Annuity and Life Assurance Company at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009. We also consent to the incorporation by reference in such Registration Statement of our report dated August 25, 2010, relating to the statement of assets and liabilities, including the schedule of portfolio investments, of Variable Annuity Account Five at April 30, 2010, and the related statement of operations for the year then ended, and the related statement of changes in net assets for each of the two years in the period then ended. We also consent to the incorporation by reference in such Registration Statement of our report dated April 30, 2010, relating to the statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company as of December 31, 2009 and 2008, and the related statutory statements of income and changes in capital and surplus, and of cash flow for the three years in the period ended December 31, 2009. We also consent to the incorporation by reference in such Registration Statement of our report dated February 26, 2010, except with respect to our opinion on the consolidated financial statements insofar as it relates to the change in presentation of discontinued operations and segments discussed in Note 1, which is as of November 5, 2010, relating to the financial statements, financial statement schedules and the effectiveness of internal control over financial reporting, which report appears in the Current Report on Form 8-K dated November 5, 2010 of American International Group, Inc. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
Los Angeles, California
November 5, 2010